EXHIBIT 99.1

                                  CERTIFICATION

     The undersigned certify pursuant to 18 U.S.C. ss.1350, that:


(1) The accompanying Quarterly Report on Form 10-QSB for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date  October 31, 2002              /s/ James D. Hartman
      ----------------              --------------------------------------------
                                    President, Chief Executive Officer and Chief
                                    Financial Officer


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